UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 9, 2022

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	Not Applicable
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 12, 2022, Theravance Biopharma, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report that Andrew A. Hindman would transition from the Company on December 31, 2022. Previously, Mr. Hindman served as the Company’s Senior Vice President and Chief Financial Officer. This Amendment No. 1 to Current Report on Form 8-K/A (this “Amended Report”), supplements and amends the Original Report. Other than as described herein, this Amended Report does not amend any other information previously filed in the Original Report, which information is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 of the Original Report is hereby amended to add the following information:

(e)           On January 10, 2023, Theravance Biopharma US, Inc., a wholly owned subsidiary of the Company (“Theravance Biopharma US”), and Mr. Hindman entered into a separation agreement and release of claims (the “Separation Agreement”). Pursuant to the Separation Agreement, Theravance Biopharma US agreed to pay Mr. Hindman, in cash, a lump sum equivalent to 24 weeks of Mr. Hindman’s base salary as of December 31, 2022 and a lump sum equivalent to 100% of Mr. Hindman’s target cash bonus for 2022. Under the Separation Agreement, Theravance Biopharma US also agreed to pay up to nine months of Mr. Hindman’s insurance premiums under the Consolidated Omnibus Budget Reconciliation Act, or COBRA. Additionally, under the Separation Agreement, 20,000 of Mr. Hindman’s performance-based restricted stock units of the Company for which the performance-based, but not the service-based, criteria were met became vested as of the effective date of the Separation Agreement. Additionally, the Separation Agreement provides that Mr. Hindman will be eligible for severance benefits under the Company’s Change in Control Severance Plan to the extent that the Company is subject to a change in control within three months after December 31, 2022. The Separation Agreement also includes a release of claims from Mr. Hindman and other customary provisions.

The above description is a summary of the Separation Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: March 1, 2023	By:	/s/ Brett Grimaud
Brett Grimaud
Senior Vice President and General Counsel